                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K
                                  CURENT REPORT
                          Pursuant to Section 13 15(d)
                     of the Securities Exchange Act of 1934


                                  March 4, 2002
                           (Date of earliest reported)

               Advanced Environmental Recycling Technologies, Inc.
             (Exact name of registrant as specified in its chapter)


           Delaware                      1-10367              71-0675758
 (State or other jurisdiction          (Commission          (IRS Employer
       of incorporation)              File Number)       Identification No.)


            914 North Jefferson Street
                Springdale, Arkansas                            72764
      (Address of principal executive offices)                (Zip Code)

               Registrant's telephone number, including area code:
                                  479-756-7400

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Based on the recommendation of the Audit Committee, the Board of Directors of Advanced Environmental Recycling Technologies, Inc. ("AERT") determined that AERT not re-engage its independent auditors Arthur Andersen LLP. The Board appointed Tullius, Taylor, Sartain & Sartain ("Tullius Taylor") headquartered in Tulsa, Oklahoma with offices in Fayetteville, Arkansas, as its new independent auditors for the fiscal year ended December 31, 2001.

The reports of Arthur Andersen on the consolidated financial statements of AERT for its fiscal years ending December 31, 1999 and December 31, 2000 did not contain any adverse opinion, however, its report did indicate that the net losses the Company has incurred since inception, its working capital deficit, and the potential impact of certain litigation raised substantial doubt concerning the ability of the Company to continue as a going concern. During AERT's two most recent fiscal years and the subsequent interim period through September 30, 2001, (i) there were no disagreements between AERT and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen would have caused them to make reference to the subject matter of the disagreement in connection with its report.

AERT has not during the Company's two most recent fiscal years or the subsequent interim period through September 30, 2001, consulted with Tullius Taylor regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on AERT's financial statements, or (ii) any matter that was the subject of a Disagreement with Arthur Andersen or a Reportable event (as defined in Regulation S-K Item 304 (a)(1)(v)).

AERT has informed Arthur Andersen of its decision and provided it with a copy of the disclosures it is making in response to this Item. AERT has requested Arthur Andersen to furnish a letter addressed to the Commission stating that it agrees with the statements made by AERT. AERT has not filed the letter as an exhibit to this Form 8-K because as of this filing date the certifying accountant's letter from Arthur Andersen has not been received.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

16       Letter re: Change in certifying accountants*
         * The certifying accountant's letter was not available at the time of this filing. Such letter will be filed under cover of Form 8-K/A as soon as practicable, but no later than (a) the 10th business day after filing of this Form 8-K, or (b) the 2nd business day after receipt by the Company of the letter from the accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.


Date:  March 4, 2002         By: /s/ Joe G. Brooks
                                --------------------------------
                                Chairman


                                       3